EXHIBIT 99.12
                                 -------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9




Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.



Goldman Sachs                     GSAA 05 09

==============================================================================


               -----------------------------------------------------
               Stats
               -----------------------------------------------------
               Count:   930
               Schedule Balance:   $311,439,470.43
               AverageSched Bal:   $334,881.15
               GrossWAC:   6.025
               NetWAC:   5.752
               OTERM:   360
               RTERM:   358
               ATERM:   358
               AGE:   2
               First CAP:   5.16
               Periodic CAP:   2.00
               MAXRATE:   12.24
               MINRATE:   2.59
               MTR:   43.03
               MARGIN:   2.46
               OLTV:   74.28
               COLTV:   84.84
               FICO:   717.398
               -----------------------------------------------------



               -----------------------------------------------------
               Current Rate                                 Percent
               -----------------------------------------------------

               3.501 - 4.000                                   0.21
               4.501 - 5.000                                   2.21
               5.001 - 5.500                                   5.63
               5.501 - 6.000                                  51.07
               6.001 - 6.500                                  31.32
               6.501 - 7.000                                   7.57
               7.001 - 7.500                                   1.46
               7.501 - 8.000                                   0.52
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Scheduled Balance                            Percent
               -----------------------------------------------------
               0.01 - 50,000.00                                0.03
               50,000.01 - 100,000.00                          1.22
               100,000.01 - 150,000.00                         4.70
               150,000.01 - 200,000.00                         7.45
               200,000.01 - 250,000.00                         7.31
               250,000.01 - 275,000.00                         5.65
               275,000.01 - 350,000.00                        15.98
               350,000.01 - 400,000.00                         7.15
               400,000.01 - 450,000.00                         7.39
               450,000.01 - 500,000.00                         7.34
               500,000.01 - 550,000.00                         4.91
               550,000.01 - 600,000.00                         4.64
               600,000.01 - 750,000.00                        10.36
               750,000.01 - 850,000.00                         1.81
               850,000.01 - 950,000.00                         3.18
               950,000.01 - 1,000,000.00                       2.85
               1,000,000.01 - 1,250,000.00                     1.85
               1,250,000.01 - 1,500,000.00                     4.40
               1,500,000.01 >=                                 1.79
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Original Term                                Percent
               -----------------------------------------------------
               360                                           100.00
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               RemTerm                                      Percent
               -----------------------------------------------------
               352.000                                         0.03
               353.000                                         1.18
               354.000                                         3.92
               355.000                                         2.93
               356.000                                         2.43
               357.000                                         6.14
               358.000                                        15.22
               359.000                                        49.76
               360.000                                        18.38
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               ----------------------------------------------------
               Am WAM                                      Percent
               ----------------------------------------------------
               0.000 - 59.999                                89.54
               300.000 - 359.999                              8.12
               360.000 >=                                     2.34
               ----------------------------------------------------
               Total:                                       100.00
               ----------------------------------------------------


               ----------------------------------------------------
               Age                                         Percent
               ----------------------------------------------------
               0                                             18.38
               1                                             49.76
               2                                             15.22
               3                                              6.14
               4                                              2.43
               5                                              2.93
               6                                              3.92
               7                                              1.18
               8                                              0.03
               ----------------------------------------------------
               Total:                                       100.00
               ----------------------------------------------------


               ----------------------------------------------------
               States                                      Percent
               ----------------------------------------------------
               CA                                            70.77
               FL                                             5.22
               AZ                                             3.36
               MN                                             2.60
               CO                                             1.65
               GA                                             1.34
               IL                                             1.70
               WA                                             1.85
               VA                                             1.72
               UT                                             0.83
               Other                                          8.96
               ----------------------------------------------------
               Total:                                       100.00
               ----------------------------------------------------


               ----------------------------------------------------
               Original LTV                                Percent
               ----------------------------------------------------
               0.001 - 50.000                                 3.02
               50.001 - 60.000                                4.87
               60.001 - 70.000                               19.90
               70.001 - 75.000                               12.74
               75.001 - 80.000                               57.05
               80.001 - 85.000                                0.55
               85.001 - 90.000                                1.23
               90.001 - 95.000                                0.64
               ----------------------------------------------------
               Total:                                       100.00
               ----------------------------------------------------


               -----------------------------------------------------
               Combined LTV                                 Percent
               -----------------------------------------------------
               0.001 - 50.000                                  2.93
               50.001 - 60.000                                 4.05
               60.001 - 70.000                                12.23
               70.001 - 75.000                                 8.12
               75.001 - 80.000                                15.11
               80.001 - 85.000                                 3.22
               85.001 - 90.000                                10.68
               90.001 - 95.000                                 9.10
               95.001 - 100.000                               34.57
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               FICO                                         Percent
               -----------------------------------------------------
               580.000 - 599.999                               0.06
               600.000 - 619.999                               0.14
               620.000 - 639.999                               3.33
               640.000 - 659.999                               5.55
               660.000 - 679.999                              15.53
               680.000 - 699.999                              13.20
               700.000 - 719.999                              14.78
               720.000 - 739.999                              15.28
               740.000 - 759.999                              11.89
               760.000 - 779.999                               9.13
               780.000 - 799.999                               8.25
               800.000 - 819.999                               2.88
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               PMI                                          Percent
               -----------------------------------------------------
               GEMICO                                          0.21
               MORTGAGE GUARANTY INSURANCE CO                  1.08
               OLTV <= 80 - NO MI                             97.58
               PMI MORTGAGE INSURANCE CO                       0.40
               RADIAN                                          0.27
               REPUBLIC MORTGAGE INSUANCE CO                   0.32
               UGIC                                            0.14
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               ----------------------------------------------------
               Occupancy Code                              Percent
               ----------------------------------------------------
               NON OWNER                                     14.81
               OWNER OCCUPIED                                82.51
               SECOND HOME                                    2.68
               -----------------------------------------------------
               Total:                                       100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Property Type                                Percent
               -----------------------------------------------------
               2-4 FAMILY                                      8.07
               CONDO                                          10.88
               PUD                                            16.63
               SINGLE FAMILY                                  64.43
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Purpose                                      Percent
               -----------------------------------------------------
               CASHOUT REFI                                   29.47
               PURCHASE                                       62.37
               RATE/TERM REFI                                  8.16
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Documentation Type                           Percent
               -----------------------------------------------------
               FULL/ALT DOC                                   19.72
               NO DOC/NINA/NO RATIO                           18.21
               STATED INCOME                                  62.07
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               ----------------------------------------------------
               Interest Only                               Percent
               ----------------------------------------------------
               N                                             10.46
               Y                                             89.54
               ----------------------------------------------------
               Total:                                       100.00
               ----------------------------------------------------


               -----------------------------------------------------
               Interest Only Term                           Percent
               -----------------------------------------------------
               0.000                                          10.46
               24.000                                          0.20
               36.000                                         10.40
               60.000                                         23.53
               120.000                                        55.40
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Silent                                       Percent
               -----------------------------------------------------
               N                                              38.47
               Y                                              61.53
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

------------------------------------------------------------------------------
                              Jul 12, 2005 19:20                   Page 1 of 2

Goldman Sachs                     GSAA 05 09

==============================================================================


               -----------------------------------------------------
               Prepay Flag                                  Percent
               -----------------------------------------------------
               N                                              75.93
               Y                                              24.07
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Prepay Term                                  Percent
               -----------------------------------------------------
               0.000                                          75.93
               4.000                                           0.19
               6.000                                           2.85
               7.000                                           0.24
               12.000                                          5.01
               24.000                                          4.32
               36.000                                         10.33
               60.000                                          1.14
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               DTI                                          Percent
               -----------------------------------------------------
               <= 0.000                                       18.20
               0.001 - 10.000                                  0.02
               10.001 - 20.000                                 2.16
               20.001 - 30.000                                 8.46
               30.001 - 40.000                                41.08
               40.001 - 50.000                                28.74
               50.001 - 60.000                                 1.33
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Conforming                                   Percent
               -----------------------------------------------------
               CONFORMING                                     47.64
               NON CONFORMING                                 52.36
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Arm Index                                    Percent
               -----------------------------------------------------
               1 YEAR CMT                                      0.43
               1 YEAR LIBOR                                   29.12
               6 MONTH LIBOR                                  70.45
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Margins                                      Percent
               -----------------------------------------------------
               2.001 - 2.500                                  82.45
               2.501 - 3.000                                   2.16
               3.001 - 3.500                                  11.27
               3.501 - 4.000                                   3.76
               4.001 - 4.500                                   0.36
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               First Adjustment Cap                         Percent
               -----------------------------------------------------
               1.000                                           2.86
               2.000                                           6.13
               3.000                                           9.80
               4.000                                           1.17
               5.000                                          12.99
               5.983                                           0.08
               6.000                                          66.97
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Periodic Cap                                 Percent
               -----------------------------------------------------
               1.000                                          20.91
               1.500                                           0.06
               2.000                                          73.74
               6.000                                           5.30
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Max Rate                                     Percent
               -----------------------------------------------------
               9.501 - 10.000                                  0.21
               10.001 - 10.500                                 0.08
               10.501 - 11.000                                12.79
               11.001 - 11.500                                 8.61
               11.501 - 12.000                                38.48
               12.001 - 12.500                                23.91
               12.501 - 13.000                                 6.59
               13.001 - 13.500                                 1.77
               13.501 - 14.000                                 1.71
               14.001 - 14.500                                 0.44
               15.001 >=                                       5.40
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Floor Rate                                   Percent
               -----------------------------------------------------
               2.001 - 2.500                                  75.19
               2.501 - 3.000                                   2.90
               3.001 - 3.500                                  11.96
               3.501 - 4.000                                   7.73
               4.001 - 4.500                                   1.30
               5.001 - 5.500                                   0.21
               5.501 - 6.000                                   0.61
               6.001 - 6.500                                   0.09
               6.501 - 7.000                                   0.02
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Months To Roll                               Percent
               -----------------------------------------------------
               1.                                              1.07
               2.                                              0.72
               3.                                              0.63
               4.                                              0.99
               5.                                              3.67
               6.                                              4.66
               17.                                             0.20
               18.                                             1.29
               19.                                             0.76
               20.                                             0.37
               21.                                             0.92
               22.                                             1.21
               23.                                             0.63
               24.                                             0.96
               29.                                             0.16
               30.                                             0.09
               31.                                             0.47
               32.                                             1.01
               33.                                             3.13
               34.                                             7.70
               35.                                            14.04
               36.                                             2.22
               52.                                             0.03
               53.                                             0.71
               54.                                             0.66
               55.                                             0.64
               56.                                             0.34
               57.                                             1.46
               58.                                             5.32
               59.                                            31.41
               60.                                            12.53
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Number of Units                              Percent
               -----------------------------------------------------
               1                                              91.93
               2                                               2.93
               3                                               2.40
               4                                               2.74
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               -----------------------------------------------------
               Product Type                                 Percent
               -----------------------------------------------------
               2 YEAR ARM                                      6.51
               3 YEAR ARM                                     28.65
               5 YEAR ARM                                     53.09
               6 MONTH ARM                                    11.75
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


               ----------------------------------------------------
               Self Employment Flag                        Percent
               ----------------------------------------------------
               N                                             73.23
               Y                                             26.77
               ----------------------------------------------------
               Total:                                       100.00
               ----------------------------------------------------


               -----------------------------------------------------
               Originator                                   Percent
               -----------------------------------------------------
               GS MORTGAGE CONDUIT                           100.00
               -----------------------------------------------------
               Total:                                        100.00
               -----------------------------------------------------


------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

------------------------------------------------------------------------------
                              Jul 12, 2005 19:20                   Page 2 of 2